FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FIRST QUARTER 2021 FINANCIAL RESULTS
Quarterly Real Estate Revenues Reach All-Time High
Strong Earnings Momentum Continues in Both Tobacco and Real Estate Segments

First Quarter 2021 Highlights:
•Consolidated revenues of $543.8 million, up 19.6% or $89.3 million compared to the prior year period
•Real Estate revenues of $275.3 million, up 64.4% or $107.9 million compared to the prior year period
•Douglas Elliman’s closed sales volume of $10.1 billion, up 71% or $4.2 billion compared to the prior year period
•Reported net income of $32.0 million or $0.20 per diluted share; adjusted net income of $45.3 million or $0.29 per diluted share
•Reported operating income of $90.2 million, up $95.1 million compared to the prior year period
•Tobacco Segment operating income of $81.6 million, up 18% or $12.4 million compared to the prior year period
•Real Estate Segment operating income of $15.3 million, up $82.7 million compared to the prior year period
•Adjusted EBITDA of $94.3 million, up 57% or $34.1 million compared to the prior year period
•Tobacco Segment Adjusted EBITDA of $80.6 million, up 13% or $9.4 million compared to the prior year period
•Real Estate Segment Adjusted EBITDA of $17.5 million, up $24.4 million compared to the prior year period
•Strong liquidity with cash and cash equivalents of $382 million and investment securities and long-term investments of $206 million at March 31, 2021
•Cash dividends of $32 million returned to stockholders at a rate of $0.20 per common share

MIAMI, FL, May 5, 2021 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three months ended March 31, 2021.

“Vector achieved strong earnings performance in the first quarter in our tobacco and real estate businesses, a testament to our team’s hard work and our commitment to creating long-term stockholder value,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd.

“Our Liggett subsidiary continues to successfully execute its market strategy and our Douglas Elliman real estate business saw continued and robust closed sales activity. We are encouraged by Douglas Elliman’s $107.2 million increase in revenues across major markets like New York City, the Hamptons, Palm Beach, Miami, Los Angeles, and Aspen. We are optimistic that this strong momentum will continue.”

GAAP Financial Results

First quarter 2021 revenues were $543.8 million, compared to revenues of $454.5 million for the first quarter of 2020. The Company recorded operating income of $90.2 million for the first quarter of 2021, compared to an operating loss of $4.9 million for the first quarter of 2020. Net income attributed to Vector Group Ltd. for the first quarter of 2021 was $32.0 million, or $0.20 per diluted common share, compared to a net loss of $3.2 million, or $0.03 per diluted common share, for the first quarter of 2020.

Non-GAAP Financial Measures

Non-GAAP financial measures include adjustments for change in fair value of derivatives embedded within convertible debt, loss on extinguishment of debt, litigation settlements and judgment expense, impact of Master Settlement Agreement settlements, restructuring charges, net gains on sales of assets (for purposes of Adjusted EBITDA and Adjusted Operating Income only), and impairments of goodwill and other intangible assets. For purposes of Adjusted EBITDA only, adjustments include equity in earnings from investments, equity in (earnings) losses from real estate ventures, stock-based compensation expense, and other, net. For purposes of Adjusted Net Income only, adjustments include non-cash amortization of debt discount on convertible debt, net interest expense capitalized to real estate ventures, and the derivative associated with the 2018 acquisition of 29.41% of Douglas Elliman. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the last twelve months ended March 31, 2021 and the three months ended March 31, 2021 and 2020 are included in Tables 2 through 7.

Three months ended March 31, 2021 compared to the three months ended March 31, 2020
Adjusted EBITDA attributed to Vector (as described in Table 2 attached hereto) were $94.3 million for the first quarter of 2021, compared to $60.2 million for the first quarter of 2020.
Adjusted Net Income (as described in Table 3 attached hereto) was $45.3 million, or $0.29 per diluted share, for the first quarter of 2021, and $39.9 million, or $0.27 per diluted share, for the first quarter of 2020.
Adjusted Operating Income (as described in Table 4 attached hereto) was $87.5 million for the first quarter of 2021, compared to $53.3 million for the first quarter of 2020.

Consolidated Balance Sheet
Vector maintained significant liquidity at March 31, 2021 with cash and cash equivalents of $382 million, including $83 million of cash at Liggett. Vector also held investment securities of $149 million and long-term investments of $57 million.
Vector continued its longstanding history of paying a quarterly cash dividend in the first quarter of 2021. Vector returned $32 million to stockholders at a rate of $0.20 per common share.

Tobacco Segment Financial Results
For the first quarter of 2021, the Tobacco segment had revenues of $268.5 million, compared to $287.1 million for the first quarter of 2020.
Operating Income from the Tobacco segment was $81.6 million for the three months ended March 31, 2021 compared to $69.2 million for the three months ended March 31, 2020.

Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the first quarter of 2021 was $78.9 million, compared to $69.2 million for the first quarter of 2020.
For the three months ended March 31, 2021, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 1.94 billion units, compared to 2.25 billion units for the first quarter of 2020.
Liggett’s retail market share declined to 4.18% for the three months ended March 31, 2021, compared to 4.28% for the three months ended March 31, 2020. Compared to the three months ended March 31, 2020, Liggett’s retail shipments declined by 5.3% while the overall industry’s retail shipments declined by 2.9%, according to data from Management Science Associates, Inc. Overall industry wholesale shipments for the first quarter decreased by 8.8%, while Liggett’s wholesale shipments decreased by 13.9% versus the prior year quarter, according to Management Science Associates.

Real Estate Segment Financial Results
For the first quarter of 2021, the Real Estate segment had revenues of $275.3 million, compared to $167.4 million for the first quarter of 2020. For the first quarter of 2021, the Real Estate segment reported net income of $12.1 million, compared to a net loss of $54.4 million for the first quarter of 2020.
Douglas Elliman’s results are included in Vector’s Real Estate segment. For the first quarter of 2021, Douglas Elliman had revenues of $272.8 million, compared to $165.6 million for the first quarter of 2020. For the first quarter of 2021, Douglas Elliman reported net income of $13.9 million, compared to a net loss of $69.0 million for the first quarter of 2020.
Results for the first quarter of 2020 for the Real Estate segment and Douglas Elliman included non-cash impairment charges of $58.3 million.
Non-GAAP Financial Measures
For the first quarter of 2021, Real Estate Adjusted EBITDA attributed to Vector (as described in Table 6 attached hereto) were $17.5 million, compared to a loss of $6.9 million for the first quarter of 2020.
For the first quarter of 2021, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were $16.4 million, compared to a loss of $7.7 million for the first quarter of 2020.
For the three months ended March 31, 2021, Douglas Elliman achieved closed sales of approximately $10.1 billion compared to $5.9 billion for the three months ended March 31, 2020.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley Adjusted EBITDA and Douglas Elliman Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the three months ended March 31, 2021 and 2020.

Conference Call to Discuss First Quarter 2021 Results

As previously announced, Vector will host a conference call and webcast on Thursday, May 6, 2021 at 8:30AM (ET) to discuss its first quarter 2021 results. Investors can access the call by dialing 877-271-1828 and entering 67447259 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/40796. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on May 6, 2021 through May 20, 2021. To access the replay, dial 877-656-8905 and enter 67447259 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/40796 for one year.

About Vector Group Ltd.

Vector Group Ltd. is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website at www.VectorGroupLtd.com.

Investors and others should note that we may post information about the Company or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.

Forward-Looking and Cautionary Statements

This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.

Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2020 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2021	2020
	(Unaudited)
Revenues:
Tobacco*	$268,463	$287,069
Real estate	275,301	167,419
Total revenues	543,764	454,488

Expenses:
Cost of sales:
Tobacco*	164,031	197,290
Real estate	199,511	113,333
Total cost of sales	363,542	310,623

Operating, selling, administrative and general expenses	90,014	90,517
Litigation settlement and judgment expense	5	—
Impairments of goodwill and other intangible assets	—	58,252
Operating income (loss)	90,203	(4,904)

Other income (expenses):
Interest expense	(28,751)	(35,627)
Loss on extinguishment of debt	(21,362)	—
Change in fair value of derivatives embedded within convertible debt	—	3,330
Equity in earnings from investments	577	50,152
Equity in earnings (losses) from real estate ventures	1,589	(6,505)
Other, net	2,754	(10,655)
Income (loss) before provision for income taxes	45,010	(4,209)
Income tax expense (benefit)	13,053	(978)

Net income (loss)	31,957	(3,231)

Net loss (income) attributed to non-controlling interest	—	—

Net income (loss) attributed to Vector Group Ltd.	$31,957	$(3,231)

Per basic common share:

Net income (loss) applicable to common share attributed to Vector Group Ltd.	$0.20	$(0.03)

Per diluted common share:

Net income (loss) applicable to common share attributed to Vector Group Ltd.	$0.20	$(0.03)

* Revenues and cost of sales include federal excise taxes of $97,714 and $113,139 for the three months ended March 31, 2021 and 2020, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Net income (loss) attributed to Vector Group Ltd.	$128,126	$31,957	$(3,231)
Interest expense	114,665	28,751	35,627
Income tax expense (benefit)	55,808	13,053	(978)
Depreciation and amortization	17,233	4,179	4,575
EBITDA	$315,832	$77,940	$35,993
Change in fair value of derivatives embedded within convertible debt (a)	(1,669)	—	(3,330)
Equity in earnings from investments (b)	(6,693)	(577)	(50,152)
Equity in losses (earnings) from real estate ventures (c)	36,604	(1,589)	6,505
Loss on extinguishment of debt	21,362	21,362	—
Stock-based compensation expense (d)	9,885	2,660	2,258
Litigation settlement and judgment expense (e)	342	5	—
Impact of MSA settlement (f)	(2,423)	(2,722)	—
Restructuring charges (g)	3,382	—	—
Net gains on sales of assets	(1,114)	—	—
Impairments of goodwill and other intangible assets (h)	—	—	58,252
Other, net	(7,953)	(2,754)	10,655
Adjusted EBITDA attributed to Vector Group Ltd.	$367,555	$94,325	$60,181

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$337,466	$80,645	$71,228
Real Estate (i)	46,174	17,482	(6,910)
Corporate and Other	(16,085)	(3,802)	(4,137)
Total	$367,555	$94,325	$60,181

a.Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.
b.Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings of $372 from Ladenburg Thalmann Financial Services for the twelve months ended March 31, 2021, and Ladenburg Thalmann Financial Services of $53,052 for the three months March 31, 2020.
c.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
d.Represents amortization of stock-based compensation.
e.Represents accruals for product liability litigation in the Company’s tobacco segment.
f.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
g.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
h.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
i.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $46,109 for the last twelve months ended March 31, 2021, $16,351 and loss of $7,704 for the three months ended March 31, 2021 and 2020, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2021	2020

Net income (loss) attributed to Vector Group Ltd.	$31,957	$(3,231)

Change in fair value of derivatives embedded within convertible debt	—	(3,330)
Non-cash amortization of debt discount on convertible debt	—	4,517
Loss on extinguishment of debt	21,362	—
Litigation settlement and judgment expense (a)	5	—
Impact of MSA settlement (b)	(2,722)	—
Impact of net interest expense capitalized to real estate ventures	(310)	1,519
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(72)	(2,065)
Impairments of goodwill and other intangible assets (c)	—	58,252
Total adjustments	18,263	58,893

Tax expense related to adjustments	(4,949)	(15,713)

Adjusted Net Income attributed to Vector Group Ltd.	$45,271	$39,949

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.29	$0.27

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
c.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Operating income (loss)	$340,250	$90,203	$(4,904)

Litigation settlement and judgment expense (a)	342	5	—
Restructuring charges (b)	3,382	—	—
Impact of MSA settlement (c)	(2,423)	(2,722)	—
Net gains on sales of assets	(1,114)	—	—
Impairments of goodwill and other intangible assets (d)	—	—	58,252
Total adjustments	187	(2,717)	58,252

Adjusted Operating Income	$340,437	$87,486	$53,348

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
d.Represents non-cash intangible asset impairment charges in the Company’s real estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$331,949	$81,599	$69,186

Litigation settlement and judgment expense (a)	342	5	—
Impact of MSA settlement (b)	(2,423)	(2,722)	—
Total adjustments	(2,081)	(2,717)	—

Tobacco Adjusted Operating Income	$329,868	$78,882	$69,186

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$331,949	$81,599	$69,186

Litigation settlement and judgment expense (a)	342	5	—
Impact of MSA settlement (b)	(2,423)	(2,722)	—
Total adjustments	(2,081)	(2,717)	—

Tobacco Adjusted Operating Income	329,868	78,882	69,186

Depreciation and amortization	7,595	1,760	2,042
Stock-based compensation expense	3	3	—
Total adjustments	7,598	1,763	2,042

Tobacco Adjusted EBITDA	$337,466	$80,645	$71,228

a.    Represents accruals for product liability litigation in the Company’s tobacco segment.
b.    Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Net (loss) income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$(9,412)	$12,066	$(54,432)
Interest expense (a)	183	31	116
Income tax (benefit) expense (a)	(3,158)	4,707	(19,809)
Depreciation and amortization	8,963	2,402	2,313
EBITDA	$(3,424)	$19,206	$(71,812)
(Income) loss from non-guarantors other than New Valley LLC	(143)	(159)	29
Equity in losses (earnings) from real estate ventures (b)	36,604	(1,589)	6,505
Restructuring charges (c)	3,382	—	—
Loss on sale of asset	1,169	—	—
Impairments of goodwill and other intangible assets (d)	—	—	58,252
Other, net	8,536	4	43
Adjusted EBITDA attributed to New Valley LLC	$46,124	$17,462	$(6,983)

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$46,174	$17,482	$(6,910)
Corporate and Other	(50)	(20)	(73)
Total (f)	$46,124	$17,462	$(6,983)

a.Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Exhibit 99.2 “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-Q for the period ended March 31, 2021 and Note 16 contained in Vector Group Ltd.’s Form 10-Q for the period ended March 31, 2020.
b.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Company’s real estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
e.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $46,109 for the last twelve months ended March 31, 2021, $16,351 and loss of $7,704 for the three months ended March 31, 2021 and 2020, respectively.
f.New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $16,085 for the last twelve months ended March 31, 2021, $3,802 and $4,137 for the three months ended March 31, 2021 and 2020, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2021	2021	2020

Net income (loss) attributed to Douglas Elliman Realty, LLC	$34,754	$13,924	$(69,040)
Interest expense	2	2	1
Income tax expense	238	243	—
Depreciation and amortization	8,437	2,123	2,223
Douglas Elliman Realty, LLC EBITDA	$43,431	$16,292	$(66,816)
Equity in earnings from real estate ventures (a)	(7)	—	(23)
Restructuring charges (b)	3,382	—	—
Loss on sale of asset	1,169	—	—
Impairments of goodwill and other intangible assets (c)	—	—	58,252
Other, net	(1,866)	59	883
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$46,109	$16,351	$(7,704)

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents non-cash intangible asset impairment charges related to the goodwill and trademark of Douglas Elliman Realty, LLC.